                             LETTER OF TRANSMITTAL
                          WYNDHAM INTERNATIONAL, INC.

                       OFFER TO EXCHANGE COMMON STOCK OF
                        WYNDHAM INTERNATIONAL, INC. FOR
                    UNITS OF LIMITED PARTNERSHIP INTEREST IN
               PATRIOT AMERICAN HOSPITALITY PARTNERSHIP, L.P. AND
               WYNDHAM INTERNATIONAL OPERATING PARTNERSHIP, L.P.

--------------------------------------------------------------------------------

THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE [ ], 1999, UNLESS EXTENDED BY WYNDHAM. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

    To tender, this letter of transmittal should be delivered only to:

                          WYNDHAM INTERNATIONAL, INC.

BY MAIL OR HAND DELIVERY:          FACSIMILE TRANSMISSION:

Wyndham International, Inc.        Attention: [            ]
1950 Stemmons Freeway              (214) [        ]
Suite 6001
Dallas, TX 75207
Attention: [            ]

 To confirm receipt of this letter of transmittal, please call: (214)[       ]

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

    The undersigned acknowledges that he or she has received Wyndham's
prospectus dated [              ], 1999 and this letter of transmittal, which
together constitute Wyndham's offer to exchange up to an aggregate of 16,541,706 shares of common stock, par value $.01 per share, of the Company, which have been registered under the Securities Act of 1933, for all of the issued and outstanding preferred units and common units of limited partnership interest of
(i) Wyndham International Operating Partnership, L.P., and (ii) Patriot American Hospitality Partnership, L.P. from the holders thereof.

    The undersigned has signed this letter of transmittal and completed the appropriate boxes below to indicate the action the undersigned desires to take with respect to the exchange offer.

    PLEASE READ THIS LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO WYNDHAM AT THE ADDRESS AND TELEPHONE NUMBERS SET FORTH ABOVE.

    This letter of transmittal, properly completed and duly executed, with any other documents required by this letter of transmittal, must be received by Wyndham at its address set forth herein on or prior to the Expiration Date in order for a holder's tender of Partnership Units to be effective. The partnership units are uncertificated and, therefore, no delivery of any certificates is necessary to tender your partnership units.

    List below the partnership units to which this letter of transmittal relates. If the space provided below is inadequate, the numbers of partnership units tendered should be listed on a separate signed schedule affixed hereto.

                 DESCRIPTION OF PREFERRED UNITS AND COMMON UNITS TENDERED
 NAME(S) AND ADDRESS(ES) OF     NUMBER AND      NUMBER OF     NUMBER AND      NUMBER OF
    REGISTERED HOLDER(S):        CLASS OF        WYNDHAM       CLASS OF        PATRIOT
 (PLEASE FILL IN, IF BLANK)       WYNDHAM        COMMON         PATRIOT         COMMON
                                 PREFERRED        UNITS        PREFERRED        UNITS
                                   UNITS                         UNITS
    Total:

/ / Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto:
Name ___________________________________________________________________________
Address ________________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to Wyndham International, Inc. the preferred units and common units of limited partnership interest identified herein of either (i) Wyndham International Operating Partnership, L.P., or (ii) Patriot American Hospitality Partnership, L.P. in exchange for shares of Wyndham common stock upon the terms and subject to the conditions set forth in Wyndham's prospectus
dated [      ], 1999, receipt of which is hereby acknowledged, and in this letter of transmittal (which, together with the prospectus, constitute the "exchange offer").

    Subject to and effective upon the acceptance for exchange of all or any portion of the partnership units tendered herewith in accordance with the terms and conditions of the exchange offer (including, if the exchange offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of Wyndham all right, title and interest in and to such partnership units as are being tendered herewith.

    The undersigned hereby irrevocably constitutes and appoints Wyndham as its agent and attorney-in-fact with respect to the tendered partnership units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the prospectus, to cause the partnership units to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the partnership units and to acquire the Wyndham common stock issuable upon the exchange of such tendered partnership units, and that, when the same are accepted for exchange, Wyndham will acquire good and unencumbered title to the tendered partnership units, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by Wyndham to be necessary or desirable to complete the exchange, assignment and transfer of tendered partnership units. The undersigned has read and agrees to all of the terms of the exchange offer.

    The undersigned understands that tenders of partnership units pursuant to the procedures described in "The Exchange Offer--Procedure for Tendering Preferred Units and Common Units" in the prospectus and in the instructions attached hereto will, upon Wyndham's acceptance for exchange of such tendered partnership units, constitute a binding agreement between the undersigned and Wyndham upon the terms and subject to the conditions of the exchange offer.

    The exchange offer is subject to certain conditions as set forth in the prospectus under the caption "The Exchange Offer--Conditions of the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, at any time and from time to time, by Wyndham), as more particularly set forth in the prospectus, Wyndham may not be required to exchange any of the partnership units tendered hereby.

    The name(s) and address(es) of the registered holder(s) of the partnership units tendered hereby should be printed above, if they are not already set forth above under "Description of Preferred Units and Common Units Tendered." The number of partnership units to which this letter of transmittal relates, together with the number of partnership units that the undersigned wishes to tender, should be indicated in the appropriate boxes above under "Description of Preferred Units and Common Units Tendered."

    All authority conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. A tender of partnership units made pursuant to the exchange offer may not be withdrawn after the expiration date. A purported notice of withdrawal will be effective only if delivered to Wyndham in accordance with the specified procedure set forth in the prospectus under the heading "The Exchange Offer--Withdrawal Rights."

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the common stock be issued in the name(s) of the undersigned.

BY TENDERING PARTNERSHIP UNITS AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (1) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF WYNDHAM, (2) ANY WYNDHAM COMMON STOCK TO BE RECEIVED BY THE UNDERSIGNED IS BEING ACQUIRED IN THE ORDINARY COURSE, (3) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF WYNDHAM COMMON STOCK TO BE RECEIVED IN THE EXCHANGE OFFER, AND (4) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH COMMON STOCK. BY TENDERING PARTNERSHIP UNITS PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF PARTNERSHIP UNITS WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH PARTNERSHIP UNITS HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH PARTNERSHIP UNITS WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) IN CONNECTION WITH ANY RESALE OF SUCH WYNDHAM COMMON STOCK (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WELL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES
ACT).

    THE UNDERSIGNED, BY COMPLETING THE BOXES ENTITLED "DESCRIPTION OF PREFERRED UNITS AND COMMON UNITS TENDERED" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE PARTNERSHIP UNITS AS SET FORTH IN SUCH BOXES.

                              HOLDER(S) SIGN HERE
                               (SEE INSTRUCTIONS)
               (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE [  ])

Must be signed by registered holder(s) exactly as name(s) appear(s) on Wyndham's records for partnership units hereby tendered or on the register of holders maintained by either (i) Wyndham International Operating Partnership, L.P., or
(ii) Patriot American Hospitality Partnership, L.P., or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by Wyndham for partnership units to comply with the restrictions on transfer applicable to the Partnership Units). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title.

                          (SIGNATURE(S) OF HOLDER(S))

Date: _______________________, 1999

Name(s) ________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number _________________________________________________

________________________________________________________________________________
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                         SPECIAL ISSUANCE INSTRUCTIONS
                               (SEE INSTRUCTIONS)

    To be completed ONLY if Wyndham common stock or partnership units not tendered are to be issued in the name of someone other than the registered holder of the partnership units whose name(s) appear(s) above. See Instruction 2.

Issue

- partnership units not tendered to:

- common stock to:
Name(s): _______________________________________________________________________
                                 (PLEASE PRINT)
Address: _______________________________________________________________________
                                 (PLEASE PRINT)
________________________________________________________________________________
                               (INCLUDE ZIP CODE)
________________________________________________________________________________
                        (AREA CODE AND TELEPHONE NUMBER)
________________________________________________________________________________
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                         SPECIAL DELIVERY INSTRUCTIONS
                               (SEE INSTRUCTIONS)

    To be completed ONLY if common stock or partnership units not tendered are to be sent to someone other than the registered holder of the partnership units whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above. See Instruction 2.

Mail

- partnership units not tendered to:

- common stock to:

Name(s): _______________________________________________________________________
                                 (PLEASE PRINT)

Address: _______________________________________________________________________
                                 (PLEASE PRINT)

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________
                        (AREA CODE AND TELEPHONE NUMBER)

________________________________________________________________________________
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL.

    A properly completed and duly executed copy of this letter of transmittal or facsimile thereof, and any other documents required by this letter of transmittal, must be received by Wyndham at its address set forth herein at any time prior to the expiration date.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY WYNDHAM. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this letter of transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the partnership units.

2. PARTIAL TENDERS; WITHDRAWALS.

    If fewer than all of the partnership units are tendered, the tendering holder should fill in the number of shares tendered in the column entitled "Number of Units Tendered."

    Tenders of partnership units pursuant to the exchange offer may be withdrawn at any time prior to the expiration date. To be effective, a written or facsimile transmission notice of withdrawal must be received by Wyndham prior to the expiration date at any of its addresses set forth herein, and with respect to a facsimile transmission, must be confirmed by telephone and an original delivered by guaranteed overnight delivery. Any such notice of withdrawal must specify the person named in this letter of transmittal as having tendered the partnership units to be withdrawn, a statement that such holder is withdrawing his election to have such partnership units exchanged, and the name of the registered holder of such partnership units, and must be signed by the holder in the same manner as the original signature on this letter of transmittal or be accompanied by evidence satisfactory to Wyndham that the person withdrawing the tender has succeeded to the beneficial ownership of the partnership units being withdrawn. Wyndham will return the properly withdrawn partnership units promptly following receipt of notice of withdrawal. Any special issuance instruction or special delivery instruction with respect to partnership units must comply with applicable transfer restrictions on such partnership units.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL WRITTEN INSTRUCTION AND ENDORSEMENTS.

    If any of the partnership units tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

    If a number of partnership units registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal as there are different registrations of partnership units.

    When this letter of transmittal is signed by the registered holders or holders of partnership units listed and tendered hereby, no separate written instruments of transfer or exchange are required.

    If this letter of transmittal or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Wyndham, proper evidence satisfactory to Wyndham of their authority so to act must be submitted.

4. TRANSFER TAXES.

    Wyndham shall pay all transfer taxes, if any, applicable to the transfer and exchange of partnership units to it or its order pursuant to the exchange offer. If a transfer tax is imposed for any reason other than the transfer and exchange of partnership units to Wyndham or its order pursuant to the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

5. WAIVER OF CONDITIONS.

    Wyndham reserves the right to waive in its reasonable judgment, in whole or in part, at any time and from time to time, any of the conditions to the exchange offer set forth in the prospectus.

6. IRREGULARITIES.

    All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of partnership units will be determined by Wyndham, whose determination will be final and binding. Wyndham reserves the absolute right to reject any partnership units not properly tendered or the acceptance for exchange of which may, in the opinion of Wyndham's counsel, be unlawful. Wyndham also reserves the absolute right to waive any defect or irregularity in the tender of any partnership units. Unless waived, any defects or irregularities in connection with tenders of partnership units for exchange must be cured within such reasonable period of time as Wyndham will determine. Neither Wyndham, nor any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the prospectus and this letter of transmittal, may be directed to Wyndham at the address and telephone number set forth above.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF MUST BE RECEIVED BY WYNDHAM ON OR PRIOR TO THE EXPIRATION DATE.

-----------------------------------------------------------------------------------------
           SUBSTITUTE             Part I: PLEASE         Social Security Number or
            FORM W-9              PROVIDE YOUR TIN IN    Employer Identification Number
   DEPARTMENT OF THE TREASURY     THE SPACE AT THE       ------------------------
    INTERNAL REVENUE SERVICE      RIGHT AND CERTIFY BY
                                  SIGNING AND DATING
                                  BELOW.
                                  -------------------------------------------------------

      Payer's Request for Taxpayer        Part II: For Payees exempt from backup            Part III
      Identification Number (TIN)         withholding, see the enclosed Guidelines for      Awaiting TIN:
                                          Certification of Taxpayers Identification Number  / /
                                          on Substitute Form W-9 and complete as
                                          instructed therein.
--------------------------------------------------------------------------------------------------------------

 CERTIFICATION. Under penalties of perjury, I certify that:

 (1) The Number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).

                    ALSO SEE INSTRUCTIONS IN THE ENCLOSED GUIDELINES.

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                PLEASE SIGN HERE  Signature     Date
                               K
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